EXHIBIT 10.1
PORTIONS OF THIS EXHIBIT MARKED BY AN (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT
(Spain and Benelux)
This amendment (“Amendment”) amends the Global Access Agreement between Amadeus IT Group, S.A. and eBookers Limited dated June 1, 2004 (the “Agreement”) and is effective February 1, 2008 (the “Amendment Effective Date”).
WHEREAS, the Parties desire to add the countries of Spain and Benelux as markets under the Agreement subject to the terms and conditions of this Amendment;
IT IS AGREED:
1.	Spain and Benelux. The countries of Spain and Benelux are added as countries under Exhibit 2 of the Agreement. EBOOKERS Locations in such countries will come under the Agreement.

2.	Second Additional Bonus. AMADEUS will pay EBOOKERS a payment of (***) within 30 days of EBOOOKERS invoice in exchange for EBOOKERS producing an additional (***) Net Segments above the current Total Target (i.e., (***) Net Segments as stated in Section 5 of the Complimentary and Amendment Agreement dated 1st of September, 2006) for a new Total Target of (***) Net Segment. In the event the new Total Target is not met at the end of the current Term (i.e., 31st of December 2009 as per the Complimentary and Amendment Agreement) then EBOOKERS will repay AMADEUS the amount of (***) per Net Segment short of the new Total Target down to the current Total Target of (***) Net Segments. The repayment obligations with respect to the Additional Bonus as described in Section 7 of the Complementary and Amendment Agreement will remain in effect for Net Segments short of the current Total Target of (***) Net Segments.

3.	Product Fund. The Product Fund may be used to help offset any start-up costs for implementations in Spain and Benelux.

4.	Rules of Engagement. Section 14 of the Complimentary and Amendment Agreement (“Rules of Engagement...”) will apply to this Amendment.

5.	All other terms and conditions of the Agreement remain in full force and effect except as modified by the above.

Amadeus IT Group, S.A.		EBOOKERS LIMITED

By:	/s/ Gillian Gibson	By:	/s/ Alan Josephs

Name:	Gillian Gibson	Name:	Alan Josephs

Title:	Group Vice President	Title:	MD

Date:	09/09/08	Date:	28/05/08